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                                                                   Exhibit 10.48

                SECOND AMENDMENT TO AGREEMENT DATED APRIL 6, 1998
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         THIS AGREEMENT MADE AND ENTERED INTO at Cleveland, Ohio this 28th day of February, 2000, by and between FOREST CITY ENTERPRISES, INC., an Ohio corporation, of Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio, 44113-2267, hereinafter referred to as "Company", and CHARLES A. RATNER of 16980 South Park, Cleveland, Ohio 44120, hereinafter referred to as "Employee".

         WHEREAS, the Company desires to grant to the Employee a benefit to his Estate upon his death, and

         WHEREAS, the Compensation Committee of this Company has recommended such benefit to be paid to his Estate, and

         NOW THEREFORE, it is agreed that in consideration of the Employee working for the Company, it is agreed that:

         In consideration of his employment, if the Employee dies while in the employ of the Company, the Company agrees to pay to the beneficiaries of the Employee as stipulated in his Will, or designated by written notice to the Company from the Employee during his lifetime, or designated by operation of law if the Employee dies intestate, an amount equal to one hundred percent (100%) of the salary paid to the Employee for the last calendar year prior to the death, for a period of five (5) years following the decease of said Employee; said sum to be payable in quarterly installments to said beneficiaries of said deceased Employee.

         The parties hereto have set their hands the day and year first above written.

                                             FOREST CITY ENTERPRISES, INC.

                                             By: Albert B. Ratner, Vice Chairman
                                             -----------------------------------
                                                       of the Board

                                             And: Thomas G. Smith, Secretary
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                                              CHARLES A. RATNER, Employee
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